                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:

[ ]  Preliminary Proxy Statement         [ ]  Confidential, for Use of the
[x]  Definitive Proxy Statement               Commission Only (as permitted by
[ ]  Definitive Additional Materials          Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              MACROMEDIA, INC.
                        ----------------------------
              (Name of Registrant as Specified In Its Charter)
                        ----------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:
                 ---------------------------------------------------------------
        (2)      Aggregate number of securities to which transaction applies:
                 ---------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 ---------------------------------------------------------------
         (4)     Proposed maximum aggregate value of transaction:
                 ---------------------------------------------------------------
         (5)      Total fee paid:
                 ---------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                 ---------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
                 ---------------------------------------------------------------
         (3)      Filing Party:
                 ---------------------------------------------------------------
         (4)      Date Filed:
                 ---------------------------------------------------------------

                                   [LOGO]



                                                                   June 28, 1999



To Our Stockholders:

         You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Macromedia, Inc. to be held at 600 Townsend Street, San Francisco, California, on Thursday, July 29, 1999, at 1:00 p.m. P.D.T.

         The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

         It is important that you use this opportunity to take part in the affairs of Macromedia by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

         We look forward to seeing you at the meeting.

                                          Sincerely,


                                          Elizabeth A. Nelson
                                          SENIOR VICE PRESIDENT,
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

                                MACROMEDIA, INC.
                               600 TOWNSEND STREET
                         SAN FRANCISCO, CALIFORNIA 94103
                                  -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Macromedia, Inc. (the "Company") will be held at 600 Townsend Street, San Francisco, California, on Wednesday, July 29, 1999, at 1:00 p.m. P.D.T. for the following purposes:

     1. To elect directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

                  Stewart Alsop          Donald L. Lucas
                  Robert K. Burgess      Roger Siboni
                  John (Ian) Giffen      William B. Welty
                  Mark D. Kvamme


     2. To consider and vote upon a proposal to amend the Company's 1992 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,100,000 shares, from 13,300,000 shares to 15,400,000 shares.

     3. To ratify the selection of KPMG LLP as independent auditors for the Company for the current fiscal year.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

     Only stockholders of record at the close of business on June 7, 1999 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                  By Order of the Board of Directors


                                  Elizabeth A. Nelson
                                  SENIOR VICE PRESIDENT,
                                  CHIEF FINANCIAL OFFICER AND SECRETARY

San Francisco, California
June 28, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                MACROMEDIA, INC.

                             600 TOWNSEND STREET
                       SAN FRANCISCO, CALIFORNIA 94103
                                  -----------
                                PROXY STATEMENT
                                  -----------

                                 JUNE 28, 1999

      The accompanying proxy is solicited on behalf of the Board of Directors of Macromedia, Inc., a Delaware corporation (the "Company" or "Macromedia"), for use at the Annual Meeting of Stockholders of the Company to be held at 600 Townsend Street, San Francisco, California, on Thursday, July 29, 1999 at 1:00 p.m. P.D.T. (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on June 7, 1999 will be entitled to vote at the Meeting. At the close of business on June 7, 1999 (the "Record Date"), the Company had 42,395,227 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about June 28, 1999. An annual report for the fiscal year ended March 31, 1999 is enclosed with the Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

      Holders of the Company's Common Stock are entitled to one vote for each share held as of the above record date. Shares of Common Stock may not be voted cumulatively.

      Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposals No. 2 and 3 require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on such proposals. All votes will be tabulated by the inspector of election appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and will have the same effect as negative votes with regard to Proposals No. 2 and 3. Broker non-votes will also be counted towards a quorum but will not be counted for any purpose in determining whether a proposal has been approved.

      The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, electronic means or in person. The Company has retained a proxy solicitation firm, Corporate Investor Communications, to aid in the solicitation process and will pay a fee of approximately $4,000 to such firm for such services. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                            REVOCABILITY OF PROXIES

      Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

      At the Meeting, stockholders will elect directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. Seven nominees will be elected at the Meeting to be the seven directors of the Company. Shares represented by the accompanying proxy will be voted for the election of the seven nominees recommended by the Company's Board of Directors (the "Board") unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

DIRECTORS/NOMINEES

      The names of the nominees, and certain information about them as of June 7, 1999, are set forth below:

                                                                        DIRECTOR
     NAME OF NOMINEE        AGE         PRINCIPAL OCCUPATION             SINCE
     ---------------        ---         --------------------             -----
   Stewart Alsop (1)         48    Venture Partner of New Enterprise      1998
                                   Associates; Columnist for FORTUNE
                                   Magazine

   Robert K. Burgess         41    Chairman and Chief Executive Officer   1996
                                   of the Company

   John (Ian) Giffen (2)     41    Independent Consultant to software     1997
                                   companies

   Mark D. Kvamme (2)        38    Chairman of the Board of  USWeb/CKS    1998

   Donald L. Lucas (1)(2)    69    Venture Capitalist                     1992

   Roger Siboni              44    President and Chief Executive          1998
                                   Officer of E.piphany, Inc.

   William B. Welty (3)      57    President and Chief Executive          1993
                                   Officer of agincourt partners, llc

------------------

(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Nominating Committee.


      Each of the director nominees listed above was elected to be a director at the Company's Annual Meeting of Stockholders held on July 30, 1998, except for Mr. Siboni, who was appointed by unanimous consent of the board of directors in September, 1998.

     Mr. Alsop has been a director of the Company since July 1998. Mr. Alsop has been employed by New Enterprise Associates ("NEA"), a venture capital firm, since June 1996. Mr. Alsop is also currently a columnist for FORTUNE magazine. Prior to working for NEA, Mr. Alsop served as Executive Vice President of InfoWorld Publishing Company, Inc., which publishes INFOWORLD, a weekly newspaper for information technology professionals. Mr. Alsop worked for InfoWorld Publishing from 1985 until he joined NEA. Mr. Alsop also founded Industry Publishing Company, the publisher of a fortnightly newsletter for computer industry insiders and producer of the Agenda and Demo conferences for computer industry executives. Before 1985, Mr. Alsop served in several executive editorial positions at business and trade magazines, including, INC. Mr. Alsop received a Bachelor of Science degree in English from Occidental College. Mr. Alsop is also a director of 2Bridge
Software, Inc., Instructive Technologies, Inc., Netcentives, Inc., TiVo,
Inc. and Visto, Inc.

      Mr. Burgess has been Chief Executive Officer and a director of the Company since November 1996 and has served as Chairman of the Board since July 1998. Prior to joining the Company, Mr. Burgess was Senior Vice President of Silicon Graphics, Inc., responsible for the Silicon Interactive Strategic Business Unit. Prior to this position, he was President of Alias/Wavefront, a wholly-owned independent software subsidiary of Silicon Graphics, created from the 1995 merger of Alias Research, Inc., and Wavefront Technologies, Inc. From 1992 to 1995, he was President, Chief Executive Officer, Chief Operating Officer and a director of Alias Research. Prior to joining Alias Research, Mr. Burgess held a number of senior management positions at Silicon Graphics, including Vice President of Marketing, Applications and Business Development (1991), Vice President of Applications (1990) and President of Silicon Graphics Canada, Inc., (1984-90). A Canadian, Mr. Burgess earned a Bachelors degree in Commerce from McMaster University. Mr. Burgess is also a director of Paraform Technologies, Inc.

      Mr. Giffen has been a director of the Company since July 1997. Mr. Giffen is currently serving as an independent consultant to software and venture capital companies, which he has done since October 1996. Mr. Giffen was a Vice President of Helix Investments (Canada) Inc., a venture capital company, from January 1997 through April 1998. Mr. Giffen has also held senior finance positions with various technology-related companies, including serving as Vice President, Finance and Chief Financial Officer of Algorithmics Incorporated, a developer of risk management software, from February 1996 through September 1996, and Vice President, Finance and Chief Financial Officer of Alias Research Inc., a developer of advanced graphics software, from January 1992 until January 1996. Mr. Giffen holds a degree in Business Administration from the University of Strathclyde (Scotland) and is a member of the Canadian Institute of Chartered Accountants and the Institute of the Chartered Accountants of Scotland.

      Mr. Kvamme has been a director of the Company since July 1998. Mr. Kvamme has been Chairman of the Board and a director of USWeb/CKS since the consummation of the USWeb-CKS merger in December 1998. In 1989, Mr. Kvamme became a Partner in CKS Group and from 1991 until December 1998 served as the Chairman of its Board and its Chief Executive Officer. Prior to joining CKS Group, Mr. Kvamme held management and marketing positions as Wyse Technology, Inc., a terminal and personal computer manufacturer, International Solutions, Inc., a computer products distributor, and Apple Computer, a personal computer manufacturer. Mr. Kvamme holds a Bachelor of Arts degree in French Economics and Literature from the University of California at Berkeley.

      Mr. Lucas has been a director of the Company since March 1992. Mr. Lucas served as a director of Authorware from July 1988 until the formation of the Company in March 1992. Since 1967, Mr. Lucas has been actively engaged in venture capital activities as a private individual. Mr. Lucas holds a Bachelor of Arts degree in economics and a Master of Business Administration from Stanford University. Mr. Lucas is also a director of Cadence Design Systems, Inc., Coulter Pharmaceutical, Inc., Oracle Systems Corporation, Transcend Services, Inc. (formerly Tri-Care, Inc.) and Tricord Systems, Inc.

      Mr. Siboni has been the Chief Executive Officer of E.piphany Inc., a Delaware Corporation, since August 1998. Prior to joining E.piphany, from October 1996 to July 1998, Mr. Siboni was Deputy Chairman and Chief Operating Officer of KPMG Peat Marwick LLP, a member firm of KPMG International. Before that, from June 1993 to October 1996, he was the national managing partner of KPMG'S information and communications practice. Mr. Siboni serves on the boards of FileNET Corp. and the Walter A. Haas School of Business at the University of California at Berkeley. He holds a Bachelor of Science degree in business from the University of California at Berkeley.

     Mr. Welty has been a director of the Company since April 1993. Mr. Welty served as a director of MacroMind and its successor, Macromind/Paracomp, from April 1991 to March 1992. Since April 1997, Mr. Welty has been President and Chief Executive Officer of agincourt partners, llc, an investment management firm. Since May 1997, Mr. Welty has also been Chief Executive Officer and President of Action Technologies, Inc. From August 1988 to April 1997, Mr. Welty was a general partner of Volpe, Welty and Company, a money management firm. Mr. Welty holds Bachelor of Science degrees in industrial engineering and business administration from Iowa State University. Mr. Welty is also a director of Communities.com, Inc.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

      The Board met five (5) times, including telephone conference meetings, during fiscal 1999 and acted by unanimous written consent four (4) times. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served).

      Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee.

      Messrs. Lucas, Giffen and Kvamme are the members of the Audit Committee, which met five (5) times during fiscal 1999. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between the Company and any officer, director or other affiliate of the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed.

      Messrs. Lucas and Alsop are the members of the Compensation Committee, which met one(1) time and acted by unanimous written consent twenty-seven (27) times during fiscal 1999. The Compensation

Committee recommends compensation for officers and employees of the Company, grants options and stock awards under the Company's employee benefit plans and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

      Mr. Welty is the sole member of the Nominating Committee, which did not meet during fiscal 1999. The Nominating Committee identifies and recommends candidates for the Company's Board.

                THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS

                 PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO THE
                           1992 EQUITY INCENTIVE PLAN

      Stockholders are being asked to approve an amendment to the Company's 1992 Equity Incentive Plan (the "Equity Incentive Plan" or the "1992 Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 13,300,000 shares to 15,400,000 shares (an increase of 2,100,000 shares). The Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") approved the proposed amendment described above on April 1, 1999 to be effective upon stockholder approval.

      Management believes that this amendment is in the best interests of the Company because of the need to provide options to attract and retain quality employees and remain competitive in the industry.

      Below is a summary of the principal provisions of the 1992 Plan, assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan.

1992 EQUITY INCENTIVE PLAN

EQUITY INCENTIVE PLAN HISTORY. The Board adopted and stockholders approved the Equity Incentive Plan on September 23, 1992 to offer eligible persons an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses. The 1992 Plan has since been amended to increase the number of shares available for issuance thereunder. The following describes each of the amendments made to the Equity Incentive Plan since its initial adoption and approval. On October 15, 1993, the Board approved an amendment to the 1992 Plan to place a limitation on the maximum number of shares available for issuance to certain executive officers at any time under the Plan, to make certain other amendments in the administration of the 1992 Plan and to increase the number of shares in the reserve available for issuance under the 1992 Plan by 600,000 to 3,600,000 shares. Stockholders approved these amendments on November 17, 1993. On May 24, 1994, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares to 4,600,000 shares. Stockholders approved the amendment on July 26, 1994. On October 25, 1994, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,400,000 shares to 6,000,000 shares. Stockholders approved the amendment on January 19, 1995. On May 24, 1995, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,200,000 shares to 7,200,000 shares. Stockholders approved the amendment on June 19, 1995. On April 29, 1996, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,800,000 to 9,000,000. Stockholders approved the amendment on May 31, 1996. On January 21, 1997, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,800,000 shares to 10,800,000 shares. Stockholders approved the amendment on March 3, 1997. On February 10, 1997, the Board adopted certain technical amendments to the 1992 Plan to reflect the new Rule 16b-3 under the Securities Act of 1933. On June 27, 1997, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares to 11,800,000 shares. Stockholders approved the amendment on August 15, 1997. On February 5, 1998, the Board amended the 1992 Plan to expressly permit post-termination exercise periods of greater length as the Board, in its sole discretion, may choose. On April 1, 1998, the Committee approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,500,000 shares to 13,300,000 shares, to be effective upon stockholder approval. Stockholders approved the increase on July 30, 1998. On April 1, 1999, following the SEC's release authorizing publicly traded companies to permit their optionees to transfer their compensatory stock options to family members, the Committee amended the 1992 Plan to permit such transfers.

SHARES SUBJECT TO THE EQUITY INCENTIVE PLAN. An aggregate of 15,400,000 shares (assuming approval of the proposed amendment) of the Company's Common Stock have been reserved by the Board for issuance under the 1992 Plan. As of June 7, 1999, 2,111,858 shares remained available for grant under the 1992 Plan (assuming approval of the proposed amendment). If any option granted pursuant to the 1992 Plan expires or terminates for any reason without being exercised in full, or any award terminates without being issued, the unexercised shares released from such option and award will again become available for issuance under the Plan. In addition, any shares issuable upon exercise of options granted pursuant to the Authorware 1988 Stock Option Plan and the MacroMind, Inc. 1989 Incentive Stock Option Plan that expire or become unexercisable for any reason without having been exercised in full also will become available for distribution under the Equity Incentive Plan. The market value of the Company's Common Stock as of June 7, 1999 was $45.125 per share. As soon as practicable after the 1999 Annual Meeting of Stockholders of the Company, the Company will (assuming approval of the proposed amendment) register with the Securities and Exchange Commission on a registration statement on Form S-8 the exercise of stock options to be granted under the 1992 Plan for 15,400,000 shares of the Company's Common Stock and the subsequent sale of such securities.

ADMINISTRATION. The Equity Incentive Plan is administered by the Committee, the members of which are appointed by the Board. The Committee currently consists of Donald L. Lucas and Stewart Alsop each of whom are "non-employee directors" as that term is defined under the Exchange Act, and "outside directors" as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Subject to the terms of the Equity Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the Equity Incentive Plan or any awards granted thereunder.

ELIGIBILITY. Employees, officers, directors, independent contractors, consultants, and advisors of the Company (and of any subsidiaries and affiliates) whom the Board deems to have potential to contribute to the future success of the Company (the "Participants") will be eligible to receive stock options, restricted stock or stock bonuses under the Equity Incentive Plan. No "Named Executive Officer" as that term is defined under Item 402(a)(3) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act is eligible to receive more than 1,800,000 shares of Common Stock at any time during the 1992 Plan. As of June 7, 1999, approximately 581 persons were eligible to receive awards under the 1992 Plan, and 8,297,687 shares were subject to outstanding options. Over the term of the 1992 Plan, the following Named Executive Officers (as defined below) have been granted options to purchase shares of Common Stock under the 1992 Plan as follows: Robert K. Burgess, 125,000 shares; Brian Allum, 400,000 shares; Norman
K. Meyrowitz, 745,020 shares; Elizabeth A. Nelson, 288,055 shares; and Joseph D. Dunn, 585,700 shares. Over the term of the 1992 Plan, current executive officers as a group have been granted options to purchase 2,368,775 shares, all current directors who are not executive officers as a group have been granted options to purchase 175,000 shares, and all employees as a group, other than executive officers, have been granted options to purchase 12,178,350 shares.

STOCK OPTIONS. The Equity Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs").

ISOs may be granted only to employees. The option exercise price for each ISO must be no less than 100% of the fair market value (as defined in the 1992 Plan) of a share at the time such option is granted. The option exercise price for each NQSO must be no less than 85% of the fair market value of a share at the time of grant. In the case of a 10% stockholder the exercise price for an ISO or NQSO must be no less than 110% of the fair market value. Options are exercisable within the times and upon the events determined by the Committee as set forth in the optionee's option agreement. The Committee may approve the transfer of NQSOs to family members of the Participant.

The Equity Incentive Plan provides for the payment of the exercise price of options by any of the following means, subject to the provisions of the optionee's option agreement: (1) in cash (by check); (2) by surrender of shares of the Company's Common Stock owned for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (3) where permitted by applicable law and approved by the Committee, in its sole discretion, by tender of a full recourse promissory note; (4) by cancellation of indebtedness of the Company to the Participant; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by tender of property; (7) by a "same-day sale" commitment; (8) by a "margin" commitment; or (9) by any combination of the foregoing, when approved by the Committee in its sole discretion.

RESTRICTED STOCK AWARDS. The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of a share on the date of the award (and 100% of the fair market value in the case of a 10% stockholder), and can be paid for with the types of consideration described under Stock Options above with the exception of a same-day sale or margin commitment which are available only for options.

STOCK BONUS AWARDS. The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Committee may determine.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Equity Incentive Plan or provide substantially similar consideration, shares or other property subject to repurchase restrictions no less favorable to the Participants under the Equity Incentive Plan. In the event that the successor corporation does not assume or substitute the awards, the awards, including outstanding options, shall expire on such transaction at the time and upon the conditions as the Committee determines.

AMENDMENT OF THE EQUITY INCENTIVE PLAN. The Board may at any time terminate or amend the Equity Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Equity Incentive Plan.

TERM OF THE EQUITY INCENTIVE PLAN. The Equity Incentive Plan will terminate on September 22, 2002, ten years from the date the Equity Incentive Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE EQUITY INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. THIS SUMMARY DOES NOT ADDRESS THE TAX CONSEQUENCES TO FAMILY MEMBERS TO WHOM AN OPTION IS TRANSFERRED OR TO THE PARTICIPANT THAT TRANSFERS THE OPTION. EACH PARTICIPANT, AND FAMILY MEMBER WHO HOLDS AN OPTION HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN.

INCENTIVE STOCK OPTIONS. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT")). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the Participant disposes of ISO Shares prior to the expiration of either required holding period described above (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term, mid-term, or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

ALTERNATIVE MINIMUM TAX. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

NONQUALIFIED STOCK OPTIONS. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

RESTRICTED STOCK AND STOCK BONUS AWARDS. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time that tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

MAXIMUM TAX RATES. The maximum rate applicable to ordinary income is 39.6%. Long term capital gain on stock held for more than twelve months will be taxed at a maximum rate of 20%. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

TAX TREATMENT OF THE COMPANY. The Company generally will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company properly reports the income received by the Participant in connection with the award. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares and the Company properly reports the income received by the Participant in connection with the award.

ERISA

The Equity Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

                   THE BOARD RECOMMENDS A VOTE FOR APPROVAL
              OF THE AMENDMENT TO THE 1992 EQUITY INCENTIVE PLAN

                  PROPOSAL NO. 3 -- RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

      The Company has selected KPMG LLP as its independent auditors to perform the audit of the Company's financial statements for fiscal 2000, and the stockholders are being asked to ratify such selection. Representatives of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.

               THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                         OF THE SELECTION OF KPMG LLP

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of June 7, 1999, with respect to the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director/nominee, (iii) each of the Named Executive Officers of the Company (as defined below) and (iv) all directors and executive officers as a group.


                                               AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS
------------------------------------          -----------------------    ----------------
Putnam Investments, Inc. (2) ................         4,456,572          10.5%

James R. Von Ehr, II (3) ....................         2,989,424           7.1%

Capital Gurdian Trust Company (4) ...........         2,124,500           5.0%

Geocapital LLC (5) ..........................         2,166,000           5.1%

Robert K. Burgess (6) .......................           685,454           1.6%

Norman K. Meyorwitz (7) .....................           336,134              *

Joseph D. Dunn (8) ..........................           166,763              *

Brian Allum (9) .............................           139,999              *

Donald L. Lucas (10) ........................            31,400              *

Elizabeth A. Nelson (11) ....................            81,716              *

William B. Welty (12) .......................             7,794              *

John (Ian) Giffen (13) ......................            54,167              *

Stewart Aslop (14) ..........................            13,542              *

Mark D. Kvamme (15) .........................            13,542              *

Rober Siboni (16) ...........................            10,417              *

All directors and executive officers
as a group (_13_persons)(17) ................         4,560,040          10.8%


-------------------
*      Less than 1%

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated below, the address for each person and entity named in the table is: c/o Macromedia, Inc., 600 Townsend Street, San Francisco, California 94103.

(2) In its Schedule 13G under the Exchange Act filed May 5, 1999, Putnam Investments, Inc. reported shared voting power as to 167,900 shares of the Company's Common Stock and shares dispositive power as to 4,456,572 shares. Also on the Schedule 13G, Putnam Investment Management, Inc. reported shared dispositive power as to 3,986,948 shares; The Putnam Advisory Company, Inc. reported shared voting power as to 167,900 shares and shared dispositive power as to 469,624 shares; and Marsh & McLennan Companies, Inc., a holding company, reported no voting or dispositive power. These entities listed their principal business address as One Post Office Square, Boston, Massachusetts 02109, except Marsh & McLennan Companies, Inc., which listed its principal business address as 1166 Avenue of the Americas, New York, New York 10036.

(3) Includes 433,274 shares held of record by Mr. Von Ehr's spouse to which Mr. Von Ehr disclaims beneficial ownership.

(4) In Amendment No. 1 to its Schedule 13G filed on February 12, 1999, Capital Guardian Trust Company reported sole voting power as to 2,014,000 shares of the Company's Common Stock and sole dispositive power as to 2,124,500 shares. Capital Guardian Trust Company disclaimed beneficial ownership as to 2,124,500 shares of the Company's Common Stock pursuant to Rule 13d-4. Capital Guardian Trust Company listed its principal business office as 11100 Santa Monica Boulevard, Los Angeles, California 90029-3384.

(5) In Amendment No. 1 to its Schedule 13G filed on February 10, 1999, Geocapital LLC reported sole dispositive power as to 2,166,000 shares of the Company's Common Stock. Geocapital LLC listed its principal business office as 767 Fifth Avenue, 45th Floor, New York, New York 10153-4590.

(6) Includes 654,063 shares subject to options held by Mr. Burgess that are exercisable within 60 days of June 7, 1999.

(7) Includes 334,803 shares subject to options held by Mr. Meyrowitz that are exercisable within 60 days of June 7, 1999.

(8) Represents 166,763 shares subject to options held by Mr. Dunn that are exercisable within 60 days of June 7, 1999.

(9) Represents 139,999 shares subject to options held by Mr. Allum that are exercisable within 60 days of June 7, 1999.

(10)   Represents 6,297 shares held of record by the Donald L. Lucas & Lygia
       S. Lucas Trust and 25,103 shares subject to options held by Mr. Lucas that are exercisable within 60 days of June 7, 1999.

(11) Represents 65,499 shares subject to options held by Ms. Nelson that are exercisable within 60 days of June 7, 1999.

(12) Represents 7,794 shares subject to options held by Mr. Welty that are exercisable within 60 days of June 7, 1999.

(13) Represents 54,167 shares subject to options held by Mr. Giffen that are exercisable within 60 days of June 7, 1999.

(14) Represents 13,542 shares subject to options held by Mr. Alsop that are exercisable within 60 days of June 7, 1999.

(15) Represents 13,542 shares subject to options held by Mr. Kvamme that are exercisable within 60 days of June 7, 1999

(16) Represents 10,417 shares subject to options held by Mr. Kvamme that are exercisable within 60 days of June 7, 1999

(17) Includes 1,528,296 shares subject to options that are exercisable within 60 days of June 7, 1999.

                             EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of fiscal 1997, 1998 and 1999 by (i) the Company's chief executive officer and (ii) the Company's four other most highly compensated executive officers who were serving as executive officers at the end of fiscal 1999 (together, the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.


                           SUMMARY COMPENSATION TABLE
                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                             ------------
                                              ANNUAL COMPENSATION                            SECURITIES       ALL OTHER^
                                              -------------------
                                                                           OTHER ANNUAL     UNDERLYING       COMPENSATION
                                                                           ------------     ----------       ------------
                                                                           ------------     ----------       ------------
  NAME AND PRINCIPAL POSITION      YEAR      SALARY($)       BONUS($)      COMPENSATION      OPTIONS(#)         ($)(1)
  ---------------------------      ----      ---------       --------      ------------      ----------          -----
  ---------------------------      ----      ---------       --------      ------------      ----------          -----
                                                                                ($)
                                                                                ---
                                                                                ---
Robert K. Burgess (2)........      1999      $200,000       $508,985                          125,000          $2,000
Chief Executive Officer and        1998       300,055        185,195                        1,000,000(3)
President                          1997       125,110         83,333        $100,000(4)     1,000,000
Brian Allum (5)..............
Senior Vice President,             1999       200,000        309,779         357,131(4 )            0           1,000
Worldwide Field Operations         1998       155,759        415,064(6)      209,996(4)       400,000           2,000

Norman K. Meyrowitz..........      1999       200,000        300,037                           75,000           1,000
President, Macromedia Products     1998       193,804        163,750                          570,200           1,000
                                   1997       175,151                                         115,000           1,000

Elizabeth A. Nelson (8)......      1999       150,000        225,028                          193,055           1,000
Senior Vice President, Chief       1998       144,220         64,344                           95,000(9)        1,000
Financial Officer and              1997        85,612         20,000                           25,000           2,000
Secretary

Joseph D. Dunn...............      1999       155,000        199,196                          100,000           1,000
Senior Vice President,             1998       154,999         56,368                          240,000(10)       1,000
Products and Technology            1997        71,317                                               0            1250



(1)   Represents the Company's 401(k) plan contributions.

(2) Mr. Burgess joined the Company in November 1996 as Chief Executive Offer and President.

(3) Represents repricing of an option for 1,000,000 shares granted in fiscal 1997.

(4)   Represents relocation expenses.

(5)   Mr. Allum joined the Company in July 1997.

(6) Represents $140,259 in bonus earned, plus a one-time signing bonus of $150,000 grossed up to cover taxes to $274,805.

(7) Represents new option grants of 350,000 shares in fiscal 1998 and a repricing of 220,200 option shares granted prior to fiscal 1998.

(8) Ms. Nelson joined the Company in July 1996 and became Chief Financial Officer in February 1998.

(9) Represents new option grants of 70,000 shares in fiscal 1998 and a repricing of 25,000 option shares granted prior to fiscal 1998.

(9) Represents new option grants of 70,000 shares in fiscal 1998 and a repricing of 25,000 option shares granted prior to fiscal 1998.

(10) Represents new option grants of 200,000 shares in fiscal 1998 and a repricing of 40,000 option shares granted prior to fiscal 1998.

      The following table sets forth further information regarding individual grants of stock options during fiscal 1999 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved. The table also shows the value to one executive officer of an option granted with an exercise price below fair market value; all other options were granted with exercise prices equal to fair market value on the dates of grant.

                         OPTION GRANTS IN FISCAL 1999


                                                     INDIVIDUAL GRANTS
                          ------------------------------------------------------------------------    POTENTIAL REALIZABLE
                                          PERCENT OF                                                           VALUE
                             NUMBER OF      TOTAL                                                    AT ASSUMED ANNUAL RATES
                            SECURITIES     OPTIONS                   PER SHARE                            OF STOCK PRICE
                            UNDERLYING     GRANTED      PER SHARE      MARKET                         APPRECIATION FOR OPTION
                              OPTIONS        TO          EXERCISE     PRICE ON                               TERM(2)
                              GRANTED   EMPLOYEES IN      PRICE      GRANT DATE     EXPIRATION       -------------------------
NAME                          (#)(1)     FISCAL 1999    ($/SH)(1)      ($/SH)          DATE              5%($)     10%($)
----                      -------------- -----------    ---------      ------      ------------          -----     ------

Robert K. Burgess.........   125,000         4.3         14.9380      14.9380       4/30/2008           1,174,303   2,975,916
Brian Allum...............         0
Norman K. Meyrowitz.......    75,000         2.6         15.9380      15.9380       10/29/2008            751,749   1,905,080
Joseph D. Dunn............    50,000         1.7         14.8750      14.8750       04/01/2008            467,740   1,185,346
                              50,000         1.7         12.9375      12.9375       08/28/2008            406,816   1,030,952

Elizabeth A. Nelson.......   118,055         4.1         14.8750      14.8750       04/01/2008           1,104,382  2,798,720
                              75,000         2.6         15.9380      15.9380       10/29/2008             751,749  1,905,080


-------------

(1) Stock options are generally awarded with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Options granted to new employees become exercisable, so long as the employee continues to provide services to the Company, as to 25% of the shares at the end of the first year and as to 2.0833% per month thereafter. Options granted to existing employees become exercisable with respect to 2.0833% of the shares for each full month that the optionee renders services to the Company. Options expire ten years from the date of grant or at the time of the optionee's termination of employment.

(2) The 5% and 10% assumed rates of annual compound stock price appreciation are prescribed by rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

      The following table sets forth certain information concerning the exercise of stock options during fiscal 1999 by each of the Named Executive Officers and the number and value at March 31, 1999 of unexercised options held by said individuals.


                                      AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND
                                               MARCH 31, 1999 OPTION VALUES

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                    UNDERLYING               IN-THE-MONEY OPTIONS
                                 SHARES         VALUE         UNEXERCISED OPTIONS AT        AT FISCAL YEAR-END(2)($)
                               ACQUIRED ON    REALIZED         FISCAL YEAR-END (#)
NAME                           EXERCISE (#)    ($)(1)      EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                           ------------ ------------   -----------   -------------    -----------   -------------
Robert K. Burgess........        135,000     $2,964,568    560,313             429,687     $20,824,368     $15,437,192
Brian Allum..............         40,000       $923,667    126,665             233,335     $ 4,753,927      $8,757,413
Norman K. Meyrowitz......         70,000     $1,577,412    275,470             364,550     $10,467,382     $13,047,340
Joseph D. Dunn...........         40,000       $831,449    136,580             217,016      $5,158,266      $7,581,387
Elizabeth A. Nelson......         37,500       $858,232     39,033             211,522      $1,205,923      $6,711,014


--------------------------

(1) "Value Realized" represents the fair market value of the shares underlying the option on the date of exercise less the aggregate exercise price.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized, and are based on the positive spread between the respective exercise prices of outstanding stock options and the closing price of the Company's Common Stock on March 31, 1999 ($45.3125 per share).

                           COMPENSATION OF DIRECTORS

      Each non-employee director is reimbursed for actual business expenses incurred in attending each Board meeting. No cash compensation is paid to non-employee directors. In any calendar year, there are approximately four meetings of the Board held per year.

      In addition, under the Company's Directors Plan, each director of the Company who is not an employee of the Company (or of any parent or subsidiary of the Company) ("Outside Director") receives automatic grants of stock options. Each Outside Director who first becomes a member of the Board is automatically granted an option to purchase 50,000 shares of Common Stock on the date the Outside Director first becomes a member of the Board (an "Initial Grant"). Each Outside Director subsequently automatically receives a new 50,000 share option grant on the first day of the month following the full vesting of his or her prior option grant, so long as he or she continuously remains a director of the Company (a "Succeeding Grant"). In addition, an Outside Director who was an Outside Director on July 30, 1998 automatically received a Succeeding Grant in the amount of 50,000 shares less the number of unvested option shares then held by such Outside Director. Notwithstanding the foregoing, the Board may increase or decrease the number of option shares that may be granted to an Outside Director under the Directors Plan.

                             EMPLOYMENT AGREEMENTS

ROBERT K. BURGESS EMPLOYMENT AGREEMENT

      The Company entered into an employment agreement with Mr. Burgess in August 1996. The employment agreement specified that Mr. Burgess' annual base salary be $300,000, and that he would have the opportunity to earn an annual target bonus of $200,000, if he met 100% of the objectives established by the Board and up to a maximum annual bonus of $480,000, if he had exceeded 100% of certain objectives. For Fiscal 1999, Mr. Burgess volunteered to reduce his annual base salary from $300,000 to $200,000, and increase his target variable compensation from $200,000 to $300,000 based upon 100% achievement of the Company's financial plan, with the variable compensation to be proportionally adjusted in accordance with the Company's earnings performance. In accordance with his employment agreement, Mr. Burgess was granted a non-plan stock option grant for 1,000,000 shares of the Company's Common Stock which vests, so long as Mr. Burgess continues to provide services to the Company, as to 25% of the shares at the end of twelve months of employment and monthly thereafter for the next three years.

      The Company made a recourse loan to Mr. Burgess for $2,000,000 at an interest rate of 6% per year to refinance his residence. The principal and accrued interest on the loan, which is secured by his residence, is payable in full three years from the date of the loan, or if earlier, his termination of employment or the sale of such residence. Mr. Burgess has since repaid the loan entirely.

      Upon termination for other than cause or constructive termination, Mr. Burgess will continue to receive his salary and bonus at the target plan for a period of twelve months. In addition, Mr. Burgess will be entitled to continue vesting in his options for the greater of (i) twenty-four months, reduced by the number of months from the grant date to his date of termination or (ii) twelve months. In the event Mr. Burgess is constructively terminated as president or voluntarily terminates within 180 days following a change in control, he will continue to receive his salary and bonus for twelve months, and Mr. Burgess' options will immediately become exercisable and vest as if he had remained employed for an additional twenty-four months, and will remain exercisable for twenty-four months following the later of his termination of employment as President or the date of his option acceleration.

BRIAN ALLUM EMPLOYMENT AGREEMENT

       The Company entered into an employment agreement with Brian Allum, who is Senior Vice President of Worldwide Field Operations for the Company, in July 1997. Pursuant to his employment agreement, Mr. Allum's base salary is $200,000 and he is eligible to earn an annual target bonus of $200,000 per year if he meets 100% of the objectives established each year by the Board and up to a maximum annual bonus of $600,000 per year, if he exceeds 100% of certain specified objectives. Mr. Allum is guaranteed base salary and bonus compensation of $400,000 for his first year of employment. Mr. Allum received a payment of $150,000, net of taxes, as a signing bonus and to cover his miscellaneous relocation expenses. In addition, Mr. Allum was granted an option for 400,000 shares of the Company's Common Stock under the Company's 1992 Equity Incentive Plan, which vests and becomes exercisable, for so long as Mr. Allum continues to provide services to the Company, as to 25% of the shares at the end of twelve months of employment and monthly thereafter for the next three years.

       The Company made a recourse loan to Mr. Allum for up to $2,400,000 for the purchase of his primary residence and improvements to it. No interest accrues on the loan to Mr. Allum during the first two years through July 15, 1999 (the "Initial Period") and the Company agreed to provide Mr. Allum with a tax gross-up of the resulting taxable benefits. After the Initial Period, interest will accrue at an annually compounded rate of 6.65% per year. The principal and accrued interest on the loan, which is secured by Mr. Allum's residence, is payable in full on the earliest of (a) seven years from the date of the loan; (b) 180 days after the termination of Mr. Allum's employment with the Company for any reason; or (c) immediately upon the sale of Mr. Allum's house. During the Initial Period, the Company also agreed to pay the property taxes and property insurance with respect to Mr. Allum's California residence, with a tax gross-up of the resulting taxable benefits, and the cost of repairs, maintenance and other one-time incremental expenses associated with his Canadian residence incurred as a result of the Company's desire to have Mr. Allum rapidly relocate to California. In addition, during the Initial Period, the Company has agreed that it will, upon Mr. Allum's request, repurchase the California residence at Mr. Allum's cost, plus the cost of any improvements made thereto.

       Upon termination other than for cause or a voluntary termination, Mr. Allum will continue to receive his base salary and health and life insurance benefits for a period of twelve months and the Company shall reimburse Mr. Allum for his relocation costs in moving back to Canada. In the event of a change in control of the Company, the vesting of all of Mr. Allum's options will immediately be accelerated by eighteen months.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board (the "Committee") makes all decisions involving the compensation of executive officers of the Company. The Committee consists of the following non-employee directors: Donald L.
Lucas and Stewart Alsop.

                     REPORT OF THE COMPENSATION COMMITTEE


      This Report of the Compensation Committee is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

To the Board of Directors:

      Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is composed of two independent non-employee Directors, neither of whom have any interlocking relationships as defined by the SEC. Although Robert K. Burgess (the Company's Chairman and Chief Executive Officer) and Elizabeth A. Nelson (the Company's Chief Financial Officer), attended the meetings of the Committee, they do not participate in deliberations that relate to their own compensation.

GENERAL COMPENSATION POLICY

      The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of the Company at or about the beginning of each fiscal year. The Committee administers the Company's incentive and equity plans, including the 1992 Equity Incentive Plan (the "1992 Plan"), the Executive Incentive Plan (the "Incentive Plan") and the 1993 Employee Stock Purchase Plan.

      The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation to corporate performance. Consistent with this philosophy, the incentive component of the compensation of the executive officers of the Company is contingent on corporate profits and sales performance (including revenue and product sell-through performance measurements). Long-term equity incentives for executive officers are effected through the granting of stock options under the 1992 Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

      The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company's corporate goals. Subject to the limitations regarding available data, the Committee compared the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company's executive officers, including the CEO, are each eligible to receive a quarterly cash bonus under the Incentive Plan and are entitled to participate in the 1992 Plan.

      In preparing the performance graph for this Proxy Statement, the Company used the Hambrecht & Quist Stock Index as its published line of business index. The compensation practices of most of the companies in the Hambrecht & Quist Stock Index were not reviewed by the Company when the Committee reviewed the compensation information described above because such companies were determined not to be competitive with the Company for executive talent.

FISCAL 1999 EXECUTIVE COMPENSATION

      BASE COMPENSATION. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level for each executive officer, including the CEO.

      INCENTIVE COMPENSATION. Under the Incentive Plan, cash bonuses are awarded only if the Company meets predetermined objectives set by the Board at the beginning of the year. For fiscal 1999, the objectives used by the Company as the basis for incentive compensation for the CEO and other executives were based on a combination of revenue, predictability of results, channel sell-through performance, and profitability. The target amount of bonus and the actual amount of bonus are determined by the Committee, in its discretion. For fiscal 1999, executive bonuses ranged from no bonus to $508,985.

      STOCK OPTIONS. In fiscal 1999, stock options were granted to certain executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of the stockholders. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In fiscal 1999, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. In the discretion of the Committee, executive officers may also be granted stock options under the 1992 Plan to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

      COMPANY PERFORMANCE AND CEO COMPENSATION. For fiscal 1999, Robert K. Burgess, the President and CEO of the Company, received a base salary of $ 200,000 and was eligible to earn a target bonus of $300,000 based on attainment of 100% of the Macromedia Executive Bonus Plan objectives, with a total bonus potential of in excess of that based on proportional achievement above the objectivs. For fiscal 1999, Mr. Burgess received a bonus of $508,985. In addition, the Company granted him a non-qualified stock option over 125,000 shares. For fiscal 2000, Mr. Burgess will receive a base salary of $ 200,000 with a target bonus of $ 400,000 based on attainment of 100% of the Macromedia Executive Bonus Plan objectives, with his bonus to be proportionally adjusted for his performance.

      COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for fiscal 2000. The 1992 Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for fiscal 2000 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).



                                                      COMPENSATION COMMITTEE

                                                      DONALD L. LUCAS
                                                      WILLIAM B. WELTY
                                                      STEWART ALSOP

                       COMPANY STOCK PRICE PERFORMANCE

      The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

      The graph below compares the cumulative total stockholder return on the Common Stock of the Company from March 31, 1994 through and including March 31, 1999 with the cumulative total return on The Nasdaq (US only) Stock Market and the Hambrecht & Quist Technology Index (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on March 31, 1994 and reinvestment of all dividends). Unless otherwise specified, all dates refer to the last day of each month presented.


                                   [GRAPH]

                        DATA FOR MACROMEDIA, INC.
                  COMMON STOCK PRICE PERFORMANCE GRAPH
                          QUARTERLY DATA SERIES

    SCALED PRICES: Stock and index prices scaled to 100 as of March 31, 1994.


       Date                  MACR             H&Q Technology Index          NASDAQ
       ----                  ----             --------------------          ------
           Dec-93              100.000                100.000                 100.000
           Mar-94               89.552                103.588                  95.708
           Jun-94               52.239                 94.666                  90.881
           Sep-94               92.537                107.842                  98.390
           Dec-94              152.239                119.653                  96.802
           Mar-95              201.493                133.875                 105.202
           Jun-95              258.209                166.876                 120.166
           Sep-95              341.045                188.486                 134.338
           Dec-95              623.881                178.383                 135.444
           Mar-96              510.448                181.713                 141.787
           Jun-96              261.194                194.533                 152.551
           Sep-96              247.761                206.373                 157.945
           Dec-96              214.925                221.181                 166.199
           Mar-97              108.209                210.716                 157.273
           Jun-97              102.985                253.519                 185.642
           Sep-97              144.030                307.140                 217.004
           Dec-97               99.254                258.741                 202.156
           Mar-98              177.612                313.282                 236.313
           Jun-98              223.134                320.682                 243.916
           Sep-98              194.030                284.921                 218.054
           Dec-98              402.239                402.073                 282.272
           Mar-99              541.045                437.740                 316.864


                            CERTAIN TRANSACTIONS


      From April 1, 1998 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except as set forth below and under "Executive Compensation" and "Employment Agreements."

      When the Company acquired Altsys Corporation ("Altsys") in January 1995, the Company assumed a lease from Altsys entered into with Renner Plaza Properties, Inc. ("RPP") with respect to its use of the office space occupied by it located in Richardson, Texas. RPP is wholly owned by Mr. Von Ehr, a director of the Company who is not standing for reelection, and his wife, Gayla J. Von Ehr. The Company moved from these facilities in September, 1998 and is no longer paying rental fees to RPP.

      The Company entered into a consulting agreement with John (Ian) Giffen, a director of the Company, in February 1998, pursuant to which Mr. Giffen agreed to advise the Company's Chief Financial Officer, senior finance staff and investment relations staff in certain areas and work on special projects for the Company, for a minimum of one week per month. To accomplish these services, Mr. Giffen agreed to spend approximately three days per month on site at the Company in San Francisco. In consideration for these services which are beyond his duties as a director of the Company, Mr. Giffen was granted a stock option for 75,000 shares of the Company's Common Stock and receives $8,334 per month. His stock option vests and becomes exercisable at the rate of 2.78% per month. Upon a change of control of the Company that occurs while Mr. Giffen is providing services to the Company, his stock option for 75,000 shares becomes immediately vested and exercisable as to all shares. The consulting agreement has a term of two years and is terminable only for just cause.

                             STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Company's 2000 annual meeting of stockholders must be received by the Company at its principal executive offices no later than February 18, 2000 in order to be included in the Company's proxy statement and form of proxy relating to that meeting. Stockholders wishing to bring a proposal before the 2000 annual meeting of stockholders (but not include it in the Company proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company by April 30, 2000.

                                SECTION 16(A)
                  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


      Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

      Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met, except that due to an error in record keeping of the Company, Form 5 filings for the year ended March 31, 1999 were not promptly filed by for Mr. Dunn or Mr. Meyrowitz and Mr. Siboni's initial Form 3 filing was late.

                                OTHER BUSINESS

      The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                MACROMEDIA, INC.

                           1992 EQUITY INCENTIVE PLAN

                          As Adopted September 23, 1992
                        and Amended Through April 1, 1999

              1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 24.

              2.     SHARES SUBJECT TO THE PLAN.

                     2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 15,400,000 Shares. Any Shares issuable upon exercise of options granted pursuant to the Authorware 1988 Stock Option Plan, the Macromind, Inc. 1989 Incentive Stock Option Plan and 1989 Nonstatutory Stock Option Plan, and the Paracomp, Inc. 1989 Stock Option Plan (the "PRIOR PLANS") that expire or become unexercisable for any reason without having been exercised in full, shall no longer be available for distribution under the Prior Plans, but shall be available for distribution under this Plan. Subject to Sections 2.2 and 18, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option, (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) are subject to an Award that otherwise terminates without Shares being issued.

                     2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and PROVIDED, FURTHER, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

              3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisers of the Company or any Parent, Subsidiary or Affiliate of the Company; PROVIDED such consultants, contractors and advisers
(a) are natural persons; (b) render bona fide services to the Company; and (c) the services are not in connection with the offer and sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. No "Named Executive Officer" (as that term is defined in Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act) shall be eligible to receive more than 1,800,000 Shares at any time during the term of this Plan pursuant to the grant of Awards hereunder. A person may be granted more than one Award under the Plan.

              4.     ADMINISTRATION.

                     4.1 COMMITTEE AUTHORITY. The Plan shall be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

              (a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

              (b) prescribe, amend and rescind rules and regulations relating to the Plan;

              (c)    select persons to receive Awards;

              (d)    determine the form and terms of Awards;

              (e) determine the number of Shares or other consideration subject to Awards;

              (f) determine whether Awards will be granted singly, in combination, in tandem, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

              (g)    grant waivers of Plan or Award conditions;

              (h) determine the vesting, exercisability and payment of Awards;

              (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

              (j)    determine whether an Award has been earned; and

              (k) make all other determinations necessary or advisable for the administration of the Plan.

                     4.2 COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

                     4.3 COMPLIANCE WITH CODE SECTION 162(m). If two or more members of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors.

              5. OPTIONS. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, including, in the case of a NQSO and subject to the limits in Section 11 on such transfers, whether the Option or an interest therein may be transferred during the Participant's lifetime, all subject to the following:

                     5.1 FORM OF OPTION GRANT. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("STOCK OPTION AGREEMENT"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

                     5.2 DATE OF GRANT. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                     5.3 EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of one hundred twenty (120) months from the date the Option is granted, and provided further that no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

                     5.4 EXERCISE PRICE. The Exercise Price shall be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that
(i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of the Plan.

                     5.5 METHOD OF EXERCISE. Options may be exercised only by delivery by the Holder to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Holder), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Holder's investment intent and access to information, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                     5.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

              (a) If the Participant is Terminated for any reason except death or Disability, then Holder may exercise such Holder's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement or such longer time period, not exceeding five
                     (5) years, after the Termination Date as may be determined by the Committee and specified in the Stock Option Agreement, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

              (b) If the Participant is terminated because of death or Disability (or the participant dies within three months of such termination), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by the Holder no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement or such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee and specified in the Stock Option Agreement (with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve
                     (12) months after the Termination Date when the Termination is for Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an
                     NQSO), but in any event no later than the expiration date of the Options.

                     5.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Holder from exercising the Option for the full number of Shares for which it is then exercisable.

                     5.8 LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be

NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

                     5.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; PROVIDED, HOWEVER, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price shall not be reduced below the par value of the Shares, if any.

                     5.10 NO DISQUALIFICATION. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

              6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                     6.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Holder's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

                     6.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Committee and shall be at least 85% of the Fair Market Value of the Shares when the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price shall be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of the Plan.

                     6.3 RESTRICTIONS. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

              7.     STOCK BONUSES.

                     7.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

                     7.2 TERMS OF STOCK BONUSES. The Committee shall determine to whom a Stock Bonus shall be granted, the number of Shares to be awarded to the Participant, whether such Shares shall be Restricted Stock and all other terms and conditions of the Stock Bonus. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee shall determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                     7.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

                     7.4 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Holder shall be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee shall determine otherwise.

              8.     PAYMENT FOR SHARE PURCHASES.

                     8.1 PAYMENT. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

              (a) in the case of exercise by the Participant, Participant's guardian or legal representative or the authorized legal representative of Participant's heirs or legatees after Participant's death, by cancellation of indebtedness of the Company to the Participant;

              (b) by surrender of Shares that either: (1) have been owned by Holder for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Holder in the public market;

              (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; PROVIDED, HOWEVER, that Holders who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; PROVIDED, FURTHER, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

              (d) in the case of exercise by the Participant, Participant's guardian or legal representative or the authorized legal representative of Participant's heirs or legatees after Participant's death, by waiver of compensation due or accrued to Participant for services rendered;

              (e)    by tender of property;

              (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                     (1) through a "same day sale" commitment from Holder and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Holder irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                     (2) through a "margin" commitment from Holder and an NASD Dealer whereby Holder irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

              (g)    by any combination of the foregoing.

                     8.2 LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

              9.     WITHHOLDING TAXES.

                     9.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Holder to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                     9.2 STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

              (a) the election must be made on or prior to the applicable Tax Date;

              (b) once made the election shall be irrevocable as to the particular Shares as to which the election is made; and

              (c) all elections shall be subject to the consent or disapproval of the Committee.

              10.    PRIVILEGES OF STOCK OWNERSHIP.

                     10.1 VOTING AND DIVIDENDS. No Holder shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Holder. After Shares are issued to the Holder, the Holder shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; PROVIDED, that if such Shares are Restricted Stock, then any new, additional or different securities the Holder may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; PROVIDED, FURTHER, that the Holder shall have no right to retain such dividends or distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                     10.2 FINANCIAL STATEMENTS. The Company shall provide financial statements to each Holder prior to such Holder 's purchase of Shares under the Plan, and to each Holder annually during the period such Holder has Options outstanding; PROVIDED, HOWEVER, the Company shall not be required to provide such financial statements to Holders who are also Participants and whose services in connection with the Company assure them access to equivalent information.

              11.    TRANSFERABILITY. Except as otherwise provided in this
Section 11, no Award and no interest therein may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will and by the laws of descent and distribution and no Award may be made subject to execution, attachment or similar process:

                     (a) ALL AWARDS OTHER THE NQSO'S. All Awards other than NQSO's shall be exercisable: (i) during the Participant's lifetime, only by (A) the Participant, or (B) the Participant's guardian or legal representative; and
(ii) after Participant's death, by the legal representative of the Participant's heirs or legatees; and

                     (b) NQSOS. Unless otherwise restricted by the Committee, an NQSO Option shall be exercisable: (i) during the Participant's lifetime only by (A) the Participant, (B) the Participant's guardian or legal representative,
(C) a Family Member of the Participant who has acquired the Option by Permitted Transfer; and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees.

              12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement
(a) a right of first refusal to purchase all Shares that a Holder may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Holder following the related Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) the original Purchase Price under the Award, or (2) the Fair Market Value of such Shares on Participant's Termination Date, PROVIDED, such right of repurchase terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the original Purchase Price under the Award, PROVIDED, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over 5 years from the date the Shares were purchased, and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

              13. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

              14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Holder's Shares, the Committee may require the Holder to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; PROVIDED, HOWEVER, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro-rata basis as the promissory note is paid.

              15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Holders, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Holder shall agree.

                16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

              17. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

              18.    CORPORATE TRANSACTIONS.

                     18.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Holders), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (EXCEPT for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Holders. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Holders as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Holder, substantially similar shares or other property subject repurchase restrictions no less favorable to the Holder.

                     18.2 EXPIRATION OF OPTIONS. In the event such successor corporation, if any, refuses to assume or substitute the Options, as provided above, pursuant to a transaction described in Subsection 18.1(a) above, such Options shall expire on such transaction at such time and on such conditions as the Board shall determine. In the event such successor corporation, if any, refuses to assume or substitute the Options as provided above, pursuant to a transaction described in Subsections 18.1(b), (c) or (d) above, or there is no successor corporation, and if the Company ceases to exist as a separate corporate entity, then, notwithstanding any contrary terms in the Award Agreement, the Options shall expire on a date at least twenty (20) days after the Board gives written notice to Holders specifying the terms and conditions of such termination.

                     18.3 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Holders under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                     18.4 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

              19. ADOPTION AND STOCKHOLDER APPROVAL. The Plan shall become effective on the date that it is adopted by the Board (the "EFFECTIVE DATE"). The Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; PROVIDED, HOWEVER, that: (a) no Option may be exercised prior to initial stockholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded.

              20. TERM OF PLAN. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval.

              21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; PROVIDED, HOWEVER, that the Board shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

              22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

              23. GOVERNING LAW. The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

              24. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

                     "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                     "AWARD" means any award under the Plan, including any Option, Restricted Stock or Stock Bonus.

                     "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                     "BOARD" means the Board of Directors of the Company.

                     "CODE" means the Internal Revenue Code of 1986, as amended.

                     "COMMITTEE" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

                     "COMPANY" means Macromedia, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

                     "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                     "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                     "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

              (a) if such Common Stock is then quoted on the NASDAQ National Market System, its last reported sale price on the NASDAQ National Market System or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

              (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

              (c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by THE WALL STREET JOURNAL, for the over-the-counter market; or

              (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

              "FAMILY MEMBER" includes any of the following:

                       (a) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

                       (b) any person (other than a tenant or employee) sharing the Participant's household;

                       (c) a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

                       (d) a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

                       (e) any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

                     "HOLDER" means the following person to the extent such person has or controls an interest in an Award at the time in question: (a) the Participant; (b) the Participant's guardian or legal representative; (c) a Family Member who is a transferee of an Award from the Participant in a Permitted Transfer, and (d) the authorized legal representative of such person's heirs or legatees after such person's death.

                     "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

                     "OPTION" means an award of an option to purchase Shares pursuant to Section 5.

                     "OUTSIDE DIRECTOR" shall mean any director who is not (i) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company, (ii) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (iii) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company or (iv) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in
Section 162(m) is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" shall have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

                     "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                     "PARTICIPANT" means a person who receives an Award under the Plan.

                     "PERMITTED TRANSFER" means, as authorized by this Plan and the Committee in an NQSO Option, any transfer effected by the Participant during the Participant's lifetime of an interest in such Option but only such transfers which are by gift or domestic relations order. A Permitted Transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

                     "PLAN" means this Macromedia, Inc. 1992 Equity Incentive Plan, as amended from time to time.

                     "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section 6.

                     "SEC" means the Securities and Exchange Commission.

                     "SECURITIES ACT" means the Securities Act of 1933, as amended.

                     "SHARES" means shares of the Company's Common Stock, $0.001 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 15, and any successor security.

                     "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                     "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                     "TERMINATION" or "TERMINATED" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, PROVIDED, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                               MACROMEDIA, INC.
                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                July 29, 1999


  THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS


            The undersigned hereby appoints Robert K. Burgess and Elizabeth A. Nelson, or either of them, each with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Macromedia, Inc. (the "Company") to be held at 600 Townsend Street, San Francisco, California 94103 on July 28, 1999, at 1:00 p.m. P.D.T., and any
            adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:



                                                               -------------
                                                                SEE REVERSE
                                                                    SIDE
                                                               -------------

                                                      -    PLEASE MARK
                                                      X    YOUR CHOICES
                                                      -    LIKE THIS


    --------------                 ------
    ACCOUNT NUMBER                 COMMON
-------------------------------------------------------------------------------
                          WIT   2. AMMENDMENT TO THE       FOR   AGA    ABS
1. ELECTION        FOR    HHE      COMPANY'S 1992 EQUITY   ---   INST   TAI
   OF DIRECTORS    ---    LD       INCENTIVE PLAN                ----     N
                          FOR                                           ---
                          ALL
                                                           ---   ----   ---
                                3. RATIFICATION OF         FOR   AGA    ABS
                                   SELECTION OF KPMG LLP   ---   INST   TAI
                                   AS THE COMPANY'S              ----     N
                                   INDEPENDENT AUDITORS                 ---


Nominees:   Stewart Alsop       Donald L. Lucas            ---   ---   ---
            Robert K. Burgess   Roger Siboni               ---   ---   ---
            John (Ian) Giffen   William B. Welty
            Mark D. Kvamme                                 ---   ---   ---
                                                           ---   ---   ---


Instruction:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

              -----------------------------

-------------------------------------------------------------------------------



-------------------------------------------
The Board of  Directors  recommends a vote
FOR  all  nominees  for  election  and FOR
Proposals 2 and 3.

THIS  PROXY  WILL  BE  VOTED  AS  DIRECTED
ABOVE.  IN THE ABSENCE OF DIRECTION,  THIS
PROXY  WILL BE  VOTED  FOR  THE  COMPANY'S
NOMINEES FOR ELECTION AND FOR  PROPOSALS 2
and 3. In their  discretion,  the  proxies
are  authorized  to vote upon  such  other
business as may  properly  come before the
meeting or any adjournment  thereof to the
extent  authorized   by   Rule    14a-4(c)
promulgated   by  the Securities  and
Exchange  Commission.
THIS PROXY IS  SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF THE COMPANY.


Dated:___, 1999
---------------
---------------
Signature(s)
Please sign exactly as your name(s) appear(s) on your stock certificate. If shares are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy.
If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary.
Executors,  administrators,  or  other
fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.
WHETHER OR NOT YOU EXPECT  TO  ATTEND  THE
MEETING, PLEASE COMPLETE, DATE,  SIGN  AND
PROMPTLY RETURN THIS PROXY IN THE ENCLOSED,
POSTAGE PAID ENVELOPE SO THAT YOUR  SHARES
MAY BE REPRESENTED AT THE MEETING.
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